Exhibit 24

                               POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints John Van Dijk and Dennis A. Long, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, in any and all capacities, to sign this registration statement to be filed by Pacific Financial Corporation, relating to up to 64,560 shares of its common stock, par value $1.00, issuable pursuant to options to purchase its common stock, as well as any and all amendments (including post-effective amendments) to such registration statement and to file the same, with exhibits, with the Securities and Exchange Commission. In addition, each of the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done.

      Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been signed by the following persons in the capacities indicated as of the 1st day of March, 2004.

           Signature                           Title

      /s/ Dennis A. Long                  President,  Chief  Executive  Officer,
      -------------------------           and Director
      Dennis A. Long


      /s/ John Van Dijk                   Treasurer and Chief Financial Officer
      ------------------------
      John Van Dijk

      /s/ Joseph A. Malik                 Director (Chairman of the Board)
      -------------------------
      Joseph A. Malik

      /s/ Gary C. Forcum                  Director
      -------------------------
      Gary C. Forcum

      /s/ Susan C. Freese                 Director
      -------------------------
      Susan C. Freese

      /s/ Duane E. Hagstrom               Director
      -------------------------
      Duane E. Hagstrom

      /s/ Robert A. Hall                  Director
      -------------------------
      Robert A. Hall

      /s/ Edwin Ketel                     Director
      -------------------------
      Edwin Ketel

      /s/ Randy W. Rognlin                Director
      -------------------------
      Randy W. Rognlin

      /s/ Randy Rust                      Director
      -------------------------
      Randy Rust

      /s/ Douglas M. Schermer             Director
      -------------------------
      Douglas M. Schermer

      /s/ Sidney R. Snyder                Director
      -------------------------
      Sidney R. Snyder

      /s/ Walter L. Westling              Director
      -------------------------
      Walter L. Westling

      /s/ David L. Woodland               Director
      -------------------------
      David L. Woodland

      /s/ Robert J. Worrell               Director
      -------------------------
      Robert J. Worrell

                                          Director
      -------------------------
      G. Dennis Archer

                                          Director
      -------------------------
      John R. Ferlin

                                          Director
      -------------------------
      Stewart L. Thomas